UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2014

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Articles of Incorporation

On October 23, 2014, the Board of Directors of South State Corporation (the “Company”) adopted Amended and Restated Articles of Incorporation of the Company in order to eliminate all references to the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series T, and Fixed Rate Cumulative Preferred Stock, Series A, the shares of which had all been previously repurchased by the Company in May of 2009 and in March of 2014, respectively.  Pursuant to their terms, the repurchased shares of Series A Preferred Stock and Series T Preferred Stock reverted to authorized but unissued shares of preferred stock.  A copy of the Company’s Amended and Restated Articles of Incorporation, as filed with the Secretary of State of the State of South Carolina, is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

Amended and Restated Bylaws

On October 23, 2014, the Board of Directors of the Company adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). The Bylaws replace and supersede in their entirety the then existing Amended and Restated Bylaws of the Company (the “Prior Bylaws”). Substantive amendments to the Prior Bylaws include:

•                  Procedural and Informational Requirements for Shareholders to Call a Special Meeting. Article I, Section 2 of the Prior Bylaws provided that a special meeting of shareholders could be called by, among others, the holders of not less than 10% of all of the common shares entitled to vote at such meeting. While continuing to allow the holders of 10% of such common shares to call a special meeting, Article I, Section 2 of the Amended and Restated Bylaws provides procedural and informational requirements for shareholders to properly call a special meeting. To properly call a special meeting, shareholders must deliver to the Company a written demand to call a special meeting which must include, among other things, (i) with respect to any shareholder submitting a demand to call a special meeting, certain information regarding the shareholder, including the name and address of such shareholder and information about the shareholder’s stock ownership in the Company; (ii) as to the purpose or purposes of the special meeting, a reasonably brief description of the purpose or purposes of the special meeting and the business proposed to be conducted at the special meeting, and the reasons for conducting such business at the special meeting and any material interest in such business of each shareholder demanding a special meeting; and (iii) if directors are proposed to be elected at the special meeting, certain information about each person whom a shareholder demanding a special meeting expects to nominate for election as a director at the special meeting.  Article I, Section 2 of the Amended and Restated Bylaws also includes procedural and informational requirements for the establishment of a record date for the purpose of determining the shareholders entitled to call a special meeting of shareholders.

•                  Shareholder Proposals and Director Nominations. Article I, Section 6 and Article II, Section 2(b) of the Prior Bylaws provided that a shareholder wishing to submit matters or director nominees to be voted on at a shareholder meeting must do so not less than 45 days prior to the date of the meeting. The Prior Bylaws required only limited information from the shareholder regarding the proposal or nomination. Article I, Section 6 and Article II, Section 2(b) of the Amended and Restated Bylaws require additional information in the shareholder’s notice to the Company, including, among other things, (i) the shareholder’s name and address; (ii) information about the shareholder’s stock ownership in the Company and certain interests and relationships; (iii) a description of the business the shareholder desires to bring before the meeting if the notice relates to business other than the nomination of directors; and (iv) information about the proposed director nominees if the business relates to the nomination of directors. In connection with an annual meeting of shareholders, a shareholder generally must submit notice of such shareholder’s proposal or director nominations not earlier than 120 days and not later than 90 days prior to the first anniversary of the preceding year’s annual meeting.

•                  Conduct of Shareholder Meetings. Article I, Section 7 of the Prior Bylaws has been amended to ensure that the Chairman of a shareholder meeting has appropriate authority to conduct and adjourn the meeting. In addition, the Amended and Restated Bylaws provide the Board with the express authority (i) to postpone any shareholder meeting and (ii) to cancel any previously called special meeting (other than a special meeting called upon the demand of the holders of 10% of the Company’s common shares if such demand continues to be valid).

•                  Mandatory Indemnification of Officers. Article VII of the Amended and Restated Bylaws extends to officers of the Company the same mandatory indemnification rights applicable to directors of the Company.

•                  Elimination of Rights of Preferred Stock Holders. Because the Company has repurchased all of the outstanding shares of Series T Preferred Stock and Series A Preferred Stock, references to rights of the holders of the Series T Preferred Stock or the Series A Preferred Stock have been deleted in the Amended and Restated Bylaws.

The Amended and Restated Bylaws also contain various technical, conforming and clarifying changes that more accurately reflect the currently applicable provisions of the South Carolina Business Corporation Act and the Company’s governance practices.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of South State Corporation, filed October 24, 2014.

3.2	Amended and Restated Bylaws of South State Corporation, dated October 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION

Date:	October 28, 2014	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer, and
Chief Operating Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of South State Corporation, filed October 24, 2014.

3.2	Amended and Restated Bylaws of South State Corporation, dated October 23, 2014.